As filed with the Securities and Exchange Commission on November 14, 2003
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 13, 2003

                                WINDSORTECH, INC.
             (Exact Name of Registrant as Specified in its Charter)



            Delaware                    000-07539               13-2599131
(State or Other Jurisdiction of        (Commission            (IRS Employer
         Incorporation)                File Number)       Identification Number)


                       70 Lake Drive, Hightstown, NJ 08520
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (609) 426-4666


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                                        3
ITEM 7. STATEMENTS AND EXHIBITS.

(c)         The following exhibit is being filed or furnished with this report:

Exhibit 99.1 Text of press release issued by WindsorTech, Inc. dated November 13, 2003, titled "WindsorTech, Inc. Announces Results From Third Quarter Ended September 30, 2003" (solely furnished and not filed herewith, pursuant to Item 12).



ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


                  On November 13, 2003, WindsorTech, Inc. issued a press release relating to the results of its third quarter ended September 30, 2003. A copy of the text of the press release, entitled "WindsorTech, Inc. Announces Results From Third Quarter Ended September 30, 2003" is furnished (not filed) as Exhibit 99.1 hereto. The information in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.









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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 WINDSORTECH, INC.


Date: November 13, 2003                          By: /S/  DAVID A. LOPPERT
                                                     --------------------------
                                                     David A. Loppert
                                                     Vice President, Secretary




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